Summary Prospectus	September 22, 2025

Eventide Large Cap Growth ETF

NYSE Arca Ticker: ESLG

Before you invest, you may want to review the Fund’s complete prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund at https://EventideETFs.com. You can also get this information at no cost by calling 1-877-771-3836, emailing info@EventideETFs.com or by asking any financial intermediary that offers shares of the Fund. The Fund’s prospectus and statement of additional information, both dated September 22, 2025 are incorporated by reference into this summary prospectus and may be obtained, free of charge, at the website or phone number noted above.

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SUMMARY PROSPECTUS – EVENTIDE LARGE CAP GROWTH ETF	September 22, 2025

Fund Summary: Eventide Large Cap Growth ETF

Investment Objective: The Fund’s investment objective is to seek long-term capital appreciation.

Fees and Expenses: This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Shareholder Fees (fees paid directly from your investment)	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee(1)	0.39%
Distribution and/or Service Fee (12b-1) Fees	0.00%
Other Expenses(2)	0.00%
Total Annual Fund Operating Expenses	0.39%

(1) The management fee is structured as a “unified fee,” from which the Fund’s adviser pays all routine expenses of the Fund, except for the Fund’s management fee; payments under any 12b-1 plan; taxes; brokerage commissions and trading costs; interest (including borrowing costs and overdraft charges); short sale dividends and interest expenses; acquired fund fees and expenses; and non-routine or extraordinary expenses of the Fund (such as litigation or reorganizational costs), each of which is paid by the Fund.

(2) Estimated for the current fiscal year.

Example: This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then either hold or sell all of your shares at the end of those periods. This Example does not reflect the effect of brokerage commissions or other transaction costs you pay in connection with the purchase or sale of Fund shares. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years
$40	$125

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. Because the Fund has not commenced operations as of the date of this Prospectus, the Fund has not yet had any portfolio turnover. In the future, the portfolio turnover rate for the most recent fiscal year will be provided here.

Principal Investment Strategy: The Fund seeks to achieve its investment objective by investing primarily in the equity securities of United States (“U.S.”) large-capitalization companies that exhibit growth style characteristics, and are identified by Eventide Asset Management, LLC, the Fund’s investment adviser (the “Adviser” ), as creating value for stakeholders (customers, employees, supply chain, community, environment, and society) using the Adviser’s

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SUMMARY PROSPECTUS – EVENTIDE LARGE CAP GROWTH ETF	September 22, 2025

values-based screening criteria as more fully described below under “Values-Based Screening.” The Adviser actively manages the Fund using a long-only investment approach, and seeks to achieve its objective while generating performance that is similar to the performance of the Bloomberg U.S. 1000 Growth Total Return Index (the “Strategy Benchmark”) before Fund fees and expenses. The Strategy Benchmark is a float market-cap weighted benchmark comprised of companies within the Bloomberg U.S. 1000 Index with the highest growth factor scores based on their earnings yield, valuation, dividend yield, and growth. The Fund is not an index fund and the Adviser is not required to purchase any specific securities or amount of securities included in the Fund’s Strategy Benchmark.

Under normal market conditions, the Fund invests at least 80% of its net assets (plus the amount of borrowings for investment purposes) in the securities of large cap companies, which the Fund considers to be companies with a market capitalization of $20 billion or greater. The Fund may also invest up to 20% of its assets in companies with market capitalizations below $20 billion. The Fund invests in securities the Adviser believes exhibit growth style characteristics based on long-term projected earnings growth while also taking into account growth characteristics such as a company's historical growth of earnings, sales, cash flow and book value. Projected earnings growth is based on an average of available third-party analysts' estimates for three- to five-year earnings per share (“EPS”) growth. The equity securities that the Fund may invest in include common stock and real estate investment trusts (“REITs”). The Fund may not invest 25% or more of its total assets in a particular industry or group of industries, except that the Fund may concentrate 25% to 35% of its total assets in a particular industry or group of industries to the extent that such industry or group of industries represents 20% or more of the Fund’s Strategy Benchmark.

Stock selection is supported by the Adviser’s fundamental research, including the values-based screening criteria described below. The Adviser effects portfolio changes for the Fund on an ongoing basis as it deems necessary and appropriate, and may consider overall market conditions and trading volumes when making investment decisions. The Fund will seek to maintain at least 75 issuers in its portfolio in normal market conditions. The Adviser monitors the portfolio and uses research and quantitative modeling and risk tools to reasonably adjust the active weight of portfolio securities in order to improve the Fund’s ability to meet its investment objective and reduce active risk compared with its Strategy Benchmark. While actively managing the portfolio, the Adviser will utilize quantitative tools as an input to the management of position sizes on a forward-looking basis, including to help mitigate the impact of individual sectors, industries, and stylistic factors (e.g., quantitative factors such as growth, momentum, quality and value) on active risk and the Fund’s ability to perform in a manner that is similar to the performance of the Strategy Benchmark before Fund fees and expenses.

Values-Based Screening. The Adviser uses its proprietary values-based screening methodology to analyze all potential investments for the company’s ability to operate with integrity and to create value for customers, employees, and other stakeholders by reflecting the values described below. The values assessed in the Adviser’s values-based screening process are inspired by the Christian faith and rooted in a biblical worldview. While few companies may reach these ideals in every area of their business, these principles articulate the Adviser’s highest expectations for the companies in which the Fund invests. The Adviser uses its values-based screening processes in connection with other fundamental research processes to establish the Fund’s eligible investment universe. Securities are generally ineligible within the Fund’s portfolio unless the Adviser believes that the values-based screens are met. If the Adviser’s research identifies events and/or business changes suggesting that a portfolio company no longer meets the values-based criteria, the Fund may hold the company’s securities while the Adviser performs additional research, including possible direct engagement with the company to assess values-based practices. The Adviser’s screening process for potential investments does not apply relative weights between values-based factors and financial factors. There is no guarantee that the Adviser will be able to successfully screen out all companies that are inconsistent with the following principles which help to guide the Adviser’s research and investment framework. Specifically, the Adviser seeks to invest in companies that reflect the following values:

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SUMMARY PROSPECTUS – EVENTIDE LARGE CAP GROWTH ETF	September 22, 2025
▪	Respecting the value and freedom of all people: this includes the right to life at all stages and freedom from addictive behaviors caused by gambling, pornography, tobacco, and alcohol.
▪	Demonstrating a concern for justice and peace: this includes fair and ethical relationships with customers, suppliers, and business partners and avoiding products and services that promote weapons production and proliferation.
▪	Promoting family and community: this includes protecting children from violent forms of entertainment and serving low-income communities.
▪	Exhibiting responsible management practices: this includes fair dealing with employees, communities, competitors, suppliers, and customers as demonstrated by a company’s record regarding litigation, regulatory actions against the company, and its record of providing products and services that improve the lives of people.
▪	Practicing environmental stewardship: this includes practices considered more sustainable than those of industry peers, reduction in environmental impact when compared to previous periods, and/or the use of more efficient and cleaner energy sources.

Securities may be sold when the Adviser believes that they no longer represent relatively attractive investment opportunities or serve the Fund's principal investment strategy to generate performance that is similar to the performance of the Strategy Benchmark before Fund fees and expenses, or when the Adviser believes the underlying company is no longer consistent with the Adviser’s values.

Principal Investment Risks

As with any ETF, there is no guarantee that the Fund will achieve its objective. Investment markets are unpredictable and there will be certain market conditions where the Fund will not meet its investment objective and will lose money. The Fund’s net asset value (“NAV”), market price and returns will vary, and you could lose money on your investment in the Fund and those losses could be significant. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The following identifies the principal risks of investing in the Fund. These risks could adversely affect the NAV, market price, total return and the value of the Fund and your investment.

Authorized Participant Risk. The Fund has a limited number of financial institutions that may act as Authorized Participants. An “Authorized Participant” is a participant in the Continuous Net Settlement System of the National Securities Clearing Corporation or the Depository Trust Company (“DTC”) and that has executed a Participant Agreement with the Fund’s distributor (“Distributor”). To the extent these Authorized Participants exit the business or are unable to process creation and/or redemption orders and no other Authorized Participant is able to step forward to process creation and/or redemption orders, in either of these cases, shares of the Fund may trade like closed-end fund shares at a discount to the Fund’s NAV per share and possibly face delisting by NYSE Arca, Inc. (the “Exchange”). These risks could cause intra-day bid/ask spreads for the Fund’s shares to widen.

Equity Securities Risk. The NAV and market price of the Fund will fluctuate based on changes in the value of the equity securities held by the Fund. Equity prices can fall rapidly in response to developments affecting a specific company or industry, or to changing economic, political or market conditions.

Ethical Investment Risk. The Fund’s ethical values screening criteria could cause it to underperform similar funds that do not have such screening criteria. This could be due to ethically acceptable companies falling out of favor with investors or failing to perform as well as companies that do not meet the Fund’s ethical screening guidelines.

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SUMMARY PROSPECTUS – EVENTIDE LARGE CAP GROWTH ETF	September 22, 2025

To supplement its efforts in ethical investing, the Adviser may engage with portfolio companies to encourage consideration of corporate strategies aligned with the Adviser’s values, including pricing and/or business practices that may be beneficial within particular industries. The Adviser believes these activities will help promote ethical and effective corporate governance and long-term strategy for companies, and potentially create a positive effect on the particular businesses and/or industries, their consumers, and the Fund. There is no guarantee that the Adviser’s corporate engagements and related activities will achieve their intended results. There is a risk that the Adviser’s activities in this regard could limit the Fund’s investment universe and reduce the amount of profits that could be realized by affected companies, limiting the Fund’s investment returns. Furthermore, the U.S. government or any agency thereof, may enact rules or legislation that, directly or indirectly, materially impacts the Adviser’s activities in this regard, or materially affects the value of companies or opportunities for investment within particular industries.

ETF Structure Risks. The Fund, and any ETFs the Fund may invest in, are structured as ETFs and as a result are subject to special risks, including:

▪	Not Individually Redeemable. Shares are not individually redeemable and may be redeemed by the Fund at NAV only in large blocks known as “Creation Units.” Fund shares are typically bought and sold in the secondary market and investors typically pay brokerage commissions or other charges on these transactions.
▪	Trading Issues. Trading in shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in shares inadvisable, such as extraordinary market volatility. There can be no assurance that Shares will continue to meet the listing requirements of the Exchange. An active trading market for the Fund’s shares may not be developed or maintained. If the Fund’s shares are traded outside a collateralized settlement system, the number of financial institutions that can act as authorized participants that can post collateral on an agency basis is limited, which may limit the market for the Fund’s shares.
▪	Market Price Variance Risk. The market prices of shares will fluctuate in response to changes in NAV and supply and demand for shares and will include a “bid-ask spread” charged by the exchange specialists, market makers or other participants that trade the particular security. There may be times when the market price and the NAV vary significantly. This means that Shares may trade at a discount to NAV and intra-day bid/ask spreads may widen.
▪	In times of market stress, market makers may step away from their role market making in shares of ETFs and in executing trades, which can lead to differences between the market value of Fund shares and the Fund’s NAV, which could cause the intra-day bid/ask spread of the Fund to widen.
▪	The market price for the Fund’s shares may deviate from the Fund’s NAV, particularly during times of market stress, with the result that investors may pay significantly more or significantly less for Fund shares than the Fund’s NAV, which is reflected in the bid and ask price for Fund shares or in the closing price.
▪	When all or a portion of an ETF’s underlying securities trade in a market that is closed when the market for the Fund’s shares is open, there may be changes from the last quote of the closed market and the quote from the Fund’s domestic trading day, which could lead to differences between the market value of the Fund’s shares and the Fund’s NAV, which could cause the intra-day bid/ask spread of the Fund to widen.
▪	In stressed market conditions, the market for the Fund’s shares may become less liquid in response to the deteriorating liquidity of the Fund’s portfolio. This adverse effect on the liquidity of the Fund’s shares may, in turn, lead to differences between the market value of the Fund’s shares and the Fund’s NAV, which could cause the intra-day bid/ask spread of the Fund to widen.
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SUMMARY PROSPECTUS – EVENTIDE LARGE CAP GROWTH ETF	September 22, 2025

Growth Stock Risk. “Growth” stocks can react differently to issuer, political, market, and economic developments than the market as a whole and other types of stocks. “Growth” stocks also tend to be more expensive relative to their earnings or assets compared to other types of stocks. As a result, “growth” stocks tend to be sensitive to changes in their earnings and more volatile in price than the stock market as a whole. In addition, companies that the Adviser believes have significant growth potential are often companies with new, limited or cyclical product lines, markets or financial resources and the management of such companies may be dependent upon one or a few key people. The stocks of such companies can therefore be subject to more abrupt or erratic market movements than stocks of larger, more established companies or the stock market in general.

Industry Concentration Risk. The Fund may concentrate 25% to 35% of its total assets in a particular industry or group of industries to the extent that such industry or group of industries represents 20% or more of the Fund’s Strategy Benchmark. A fund that concentrates its investments in an industry or group of industries is more vulnerable to adverse market, economic, regulatory, political or other developments affecting such industry or group of industries than a fund that invests its assets more broadly.

Investment Style Risk. The type of securities in which the Fund focuses may underperform other assets or the overall market.

Issuer Specific Risk. The performance of the Fund depends on the performance of the issuers of the individual securities in which the Fund invests. Poor performance by any issuer may cause the value of its securities, and the value of the Fund’s Shares, to decline. The value of a specific security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. The value of securities of smaller issuers can be more volatile than those of larger issuers. The value of certain types of securities can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market, or economic developments. Market prices of securities in broad market segments may be adversely affected by a prominent issuer having experienced losses, lack of earnings, failure to meet the market’s expectations with respect to new products or services, or even by factors wholly unrelated to the value or condition of the issuer, such as changes in interest rates.

Large Capitalization Company Risk. The Fund’s investment in larger companies is subject to the risk that larger companies are sometimes unable to attain the high growth rates of successful, smaller companies, especially during extended periods of economic expansion; and may be unable to respond quickly to new competitive challenges, such as changes in technology and consumer tastes.

Limited History of Operations Risk. The Fund has a limited history of operations for investors to evaluate.

Management Risk. The Adviser’s reliance on its sector allocation and risk management strategies and related judgments about the value and potential appreciation of securities in which the Fund invests may prove to be incorrect. The Adviser may not successfully implement the Fund’s investment strategies and, as a result, the Fund may not meet its investment objective and/or underperform other investment vehicles with similar investment objectives and strategies.

Market Risk. The value of securities in the Fund’s portfolio will fluctuate and, as a result, the Fund’s NAV or market price per share may decline suddenly or over a sustained period of time. Factors such as domestic and foreign economic growth rates and market conditions, interest rate levels, trading and tariff events and political events may adversely affect the securities markets.

Medium (Mid) Capitalization Company Risk. To the extent the Fund invests in the stocks of mid-sized companies, the Fund may be subject to additional risks. The earnings and prospects of these companies are more volatile than

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SUMMARY PROSPECTUS – EVENTIDE LARGE CAP GROWTH ETF	September 22, 2025

larger companies. These companies may experience higher failure rates than larger companies. Mid-sized companies normally have a lower trading volume than larger companies, which may tend to make their market price fall more disproportionately than larger companies in response to selling pressures. Mid-sized companies may also have limited markets, product lines or financial resources and may lack management experience.

Real Estate Risk. The Fund is subject to the risks of the real estate market as a whole, such as taxation, regulations and economic and political factors that negatively impact the real estate market and the direct ownership of real estate. These may include decreases in real estate values, overbuilding, rising operating costs, interest rates and property taxes. In addition, some real estate related investments are not fully diversified and are subject to the risks associated with financing a limited number of projects.

REIT Risk. The Fund’s investments in REITs are subject to the same risks as direct investments in real estate, including sensitivity to general economic downturns and the volatility of local real estate markets. REITs may have limited financial resources and their securities may trade infrequently and in limited volume, and thus they may be more volatile than other securities. The liquidity of REITs may change dramatically over time.

Regulatory Risk. Regulatory authorities in the United States or other countries may adopt rules that restrict the ability of the Fund to fully implement its strategy, either generally, or with respect to certain securities, industries or countries, which may impact the Fund’s ability to fully implement its investment strategies. Policy changes by the U.S. government or its regulatory agencies and political events within the U.S. and abroad may, among other things, affect investor and consumer confidence and increase volatility in the financial markets, perhaps suddenly and to a significant degree, which may adversely impact the Fund’s operations, universe of potential investment options, and return potential. Regulators may interpret rules differently than the Fund or the securities industry generally, and disputes over such interpretations can increase legal and/or tax expenses incurred by the Fund.

Small Capitalization Company Risk. To the extent the Fund invests in the stocks of smaller-sized companies, the Fund may be subject to additional risks. The earnings and prospects of these companies are more volatile than larger companies. Smaller-sized companies may experience higher failure rates than do larger companies. The trading volume of securities of smaller-sized companies is normally less than that of larger companies and, therefore, may disproportionately affect their market price, tending to make them fall more in response to selling pressure than is the case with larger companies. Smaller-sized companies may have limited markets, product lines or financial resources and may lack management experience.

For more information, please see the section of the Fund’s Prospectus entitled “Additional Information About the Fund’s Principal Investment Strategies and Related Risks.”

Performance: Because the Fund is a new fund and does not yet have a full calendar year of investment operations, no performance information is presented for the Fund at this time. In the future, performance information will be presented in this section of this Prospectus. Updated performance information will be available at no cost by calling 1-877-771-3836 and on the Fund’s website at www.EventideETFs.com.

Adviser: Eventide Asset Management, LLC is the Fund’s investment adviser.

Portfolio Managers: Christopher Grogan, CFA, Portfolio Manager and Director of Asset Allocation Services of the Adviser, and Tyler Frugia, Portfolio Manager and Head of Portfolio Analytics of the Adviser, serve as the Portfolio Managers of the Fund. Messrs. Grogan and Frugia are jointly and primarily responsible for the day-to-day management of the Fund and have served the Fund in this capacity since the Fund commenced operations in September, 2025.

Purchase and Sale of Fund Shares: You may purchase and sell individual Fund shares at market prices on the Exchange through your financial institution on each day that the Exchange is open for business (“Business Day”).

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SUMMARY PROSPECTUS – EVENTIDE LARGE CAP GROWTH ETF	September 22, 2025

Because individual Fund shares trade at market prices rather than at their NAV, shares may trade at a price greater than NAV (premium) or less than NAV (discount). You may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares of the Fund (bid) and the lowest price a seller is willing to accept for shares of the Fund (ask) when buying or selling shares in the secondary market (the “bid-ask spread”).

Recent information, including information on the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads, is available online at www.EventideETFs.com.

Tax Information: The Fund’s distributions from current and accumulated earnings and profits generally will be taxable as ordinary income or long-term capital gains. A sale of Shares may result in capital gain or loss.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Adviser and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s web site for more information.

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